QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.3

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Form S-4 of The Sheridan Group, Inc. of our report dated April 14, 2004, relating to the financial statements of The Dingley Press, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Portland, Maine
October 8, 2004

QuickLinks

  Exhibit 23.3
CONSENT OF INDEPENDENT ACCOUNTANTS